Acquisitions, Divestitures and Exchanges	12 Months Ended
Dec. 31, 2016
Acquisitions, Divestitures and Exchanges [Abstract]
Acquisitions, Divestitures and Exchanges

Note 6 Acquisitions, Divestitures and Exchanges

Divestiture Transaction

On May 16, 2013, pursuant to a Purchase and Sale Agreement, U.S. Cellular sold customers and certain PCS spectrum licenses to subsidiaries of Sprint Corp. fka Sprint Nextel Corporation (“Sprint”) in U.S. Cellular’s Chicago, central Illinois, St. Louis and certain Indiana/Michigan/Ohio markets (“Divestiture Markets”) in consideration for $480 million in cash.  The Purchase and Sale Agreement also contemplated certain other agreements, together with the Purchase and Sale Agreement collectively referred to as the “Divestiture Transaction.”

These agreements require Sprint to reimburse U.S. Cellular up to $200 million (the “Sprint Cost Reimbursement”) for certain network decommissioning costs, network site lease rent and termination costs, network access termination costs, and employee termination benefits for specified engineering employees.  As of December 31, 2016, U.S. Cellular had received a cumulative total of $118 million pursuant to the Sprint Cost Reimbursement.  Sprint Cost Reimbursement totaling $7 million, $30 million and $71 million had been received and recorded in Cash received from divestitures and exchanges in the Consolidated Statement of Cash Flows in 2016, 2015, and 2014, respectively.

As a result of the Divestiture Transaction, U.S. Cellular recognized gains of $6 million and $29 million in (Gain) loss on sale of business and other exit costs, net, in 2015 and 2014, respectively.

Other Acquisitions, Divestitures and Exchanges

  In July 2016, the FCC announced U.S. Cellular as a qualified bidder in the FCC’s forward auction of 600 MHz spectrum licenses, referred to as Auction 1002, which then commenced in August 2016.  In the second quarter of 2016, U.S. Cellular made an upfront payment to the FCC of $143 million to establish its initial bidding eligibility.  The auction deposit is recorded as a component of Other assets and deferred charges as of December 31, 2016.  The Clock Phase of the auction was completed in February 2017 and based on the results of this phase, U.S. Cellular is committed to purchase 600 MHz spectrum licenses for a minimum amount of $327 million, subject to increase as the FCC completes the Assignment Phase of the auction, which is pending.  U.S. Cellular expects to be obligated to pay for the total committed amount, less the $143 million deposit, in the second quarter of 2017.
  In March 2016, U.S. Cellular entered into an agreement with a third party to transfer FCC licenses in non-operating markets and receive FCC licenses in operating markets.  The agreement provided for the transfer of certain AWS and PCS spectrum licenses to U.S. Cellular in exchange for U.S. Cellular transferring certain PCS spectrum licenses with a carrying value of $8 million and $1 million of cash to the third party.  This transaction closed in the fourth quarter of 2016, at which time U.S. Cellular recorded a gain of $3 million.
  In February 2016, U.S. Cellular entered into an agreement with a third party to exchange certain 700 MHz licenses for certain AWS and PCS licenses and $28 million of cash.  This license exchange was accomplished in two closings.  The first closing occurred in the second quarter of 2016 at which time U.S. Cellular received $13 million of cash and recorded a gain of $9 million.  The remaining licenses with a carrying value of $8 million were classified as “Assets held for sale” in the Consolidated Balance Sheet as of December 31, 2016.  The second closing occurred in February 2017 at which time U.S. Cellular received cash proceeds of $15 million and expects to recognize a gain.
  In February 2016, U.S. Cellular entered into an additional agreement with a third party that provided for the transfer of certain AWS spectrum licenses and $2 million in cash to U.S. Cellular, in exchange for U.S. Cellular transferring certain AWS, PCS and 700 MHz licenses with a carrying value of $7 million to the third party.  This transaction closed in the third quarter of 2016, at which time U.S. Cellular recorded a gain of $7 million.
  In 2015 and 2016, U.S. Cellular entered into multiple agreements to purchase spectrum licenses located in U.S. Cellular’s existing operating markets.  The aggregate purchase price for these spectrum licenses is $57 million, of which $53 million closed in 2016.  The remaining agreements are expected to close in early 2017.
  In March 2015, U.S. Cellular exchanged certain of its unbuilt PCS licenses for certain other PCS licenses located in U.S. Cellular’s existing operating markets and $117 million of cash.  As of the transaction date, the licenses received in the transaction had an estimated fair value, per a market approach, of $43 million.  A gain of $125 million was recorded in (Gain) loss on license sales and exchanges, net in the Consolidated Statement of Operations in the first quarter of 2015.
  U.S. Cellular participated in Auction 97 indirectly through its limited partnership interest in Advantage Spectrum.  Advantage Spectrum was the provisional winning bidder for 124 licenses for an aggregate winning bid of $338 million, after its designated entity discount of 25%.  Advantage Spectrum’s bid amount, less the upfront payment of $60 million paid in 2014, was paid to the FCC in March 2015.  These licenses were granted by the FCC in July 2016.  See Note 14 — Variable Interest Entities for additional information.
  In December 2014, U.S. Cellular entered into an agreement with a third party to sell 595 towers and certain related contracts, assets, and liabilities for $159 million.  This agreement and related transactions are referred to as the “Tower Sale” and were accomplished in two closings.  The first closing occurred in December 2014 and included the sale of 236 towers, without tenants, for $10 million.  On this same date, U.S. Cellular received $8 million in earnest money.  At the time of the first closing, a $4 million gain was recorded.  The second closing for the remaining 359 towers, primarily with tenants, took place in January 2015, at which time U.S. Cellular received $142 million in additional cash proceeds and recorded a gain of $108 million in (Gain) loss on sale of business and other exit costs, net.
  In September 2014, U.S. Cellular entered into an agreement with a third party to exchange certain PCS and AWS licenses for certain other PCS and AWS licenses and $28 million of cash.  This license exchange was accomplished in two closings.  The first closing occurred in December 2014 at which time U.S. Cellular transferred licenses to the counterparty with a net book value of $11 million, received licenses with an estimated fair value, per a market approach, of $52 million, recorded a $22 million gain and recorded an $18 million deferred credit in Other current liabilities.  The license that was transferred to the counterparty in the second closing had a net book value of $22 million.  The second closing occurred in July 2015.  At the time of the second closing, U.S. Cellular received $28 million in cash and recognized the deferred credit from the first closing resulting in a total gain of $24 million recorded on this part of the license exchange.
  In May 2014, U.S. Cellular entered into a License Purchase and Customer Recommendation Agreement with Airadigm Communications, Inc. (“Airadigm”), a wholly-owned subsidiary of TDS.  In September 2014, pursuant to the License Purchase and Customer Recommendation Agreement, Airadigm transferred FCC spectrum licenses and certain tower assets in certain markets in Wisconsin, Iowa, Minnesota and Michigan, for $92 million in cash to U.S. Cellular.  Since both parties to this transaction are controlled by TDS, upon closing, U.S. Cellular recorded the transferred assets at Airadigm’s net book value of $15 million.  The difference between the consideration paid and the net book value of the transferred assets was recorded as a reduction of U.S. Cellular’s Retained earnings.  In addition, a deferred tax asset was recorded for the difference between the consideration paid and the net book value of the transferred assets, which increased U.S. Cellular’s Additional paid-in capital.
  In March 2014, U.S. Cellular sold the majority of its St. Louis area non-operating market spectrum license for $92 million.  A gain of $76 million was recorded in (Gain) loss on license sales and exchanges, net in the Consolidated Statement of Operations in the first quarter of 2014.
  In February 2014, U.S. Cellular completed an exchange whereby U.S. Cellular received one E block PCS spectrum license covering Milwaukee, WI in exchange for one D block PCS spectrum license covering Milwaukee, WI.  The exchange of licenses provided U.S. Cellular with spectrum to meet anticipated future capacity and coverage requirements.  No cash, customers, network assets, other assets or liabilities were included in the exchange.  As a result of this transaction, U.S. Cellular recognized a gain of $16 million, which was recorded in (Gain) loss on license sales and exchanges, net in the Consolidated Statement of Operations in the first quarter of 2014.